Exhibit 99.1

                                  AEC, I, INC.
                          INTERIM FINANCIAL STATEMENTS
                        (Stated in United States Dollars)

                                 March 31, 2003

                                  AEC, I, INC.

                                      INDEX

                                 MARCH 31, 2003

                                                                           PAGE

REVIEW ENGAGEMENT REPORT                                                     1


INTERIM FINANCIAL STATEMENTS

         Interim Balance Sheet - Statement I                                 2

         Interim Statement of Shareholder's Deficiency and                   3
          Comprehensive Loss - Statement II

         Interim Statement of Operations - Statement III                     4


NOTES TO INTERIM FINANCIAL STATEMENTS                                      5 - 8

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                                AUDITORS' REPORT



TO THE BOARD OF DIRECTORS OF
AEC, I, INC.


We have reviewed the accompanying interim balance sheet of AEC, I, INC., as at March 31, 2003 and the interim statements of shareholders' deficiency and comprehensive loss and operations for the nine months then ended. Our review was made in accordance with United States generally accepted standards for review engagements and accordingly consisted primarily of enquiry, analytical procedures and discussions related to information supplied to us by the company.

A review does not constitute an audit, and consequently we do not express an audit opinion on these interim financial statements.

Based on our review, nothing has come to our attention that causes us to believe that these interim financial statements are not, in all material respects, in accordance with United States generally accepted accounting principles.




NORTH YORK, ONTARIO
JULY 30, 2003                                              CHARTERED ACCOUNTANTS

                                                                          Page 1
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AEC, I, INC.                                                         STATEMENT I
INTERIM BALANCE SHEET
As at March 31, 2003
(Unaudited)
--------------------------------------------------------------------------------
(Stated in United States dollars)                     MARCH 31        JUNE 30
                                                        2003            2002
--------------------------------------------------------------------------------


ASSETS
      CURRENT
         Cash                                        $     3,385    $       174
         Due from related party (note 2)                   9,358             --
         Patents and technology (note 1)                  62,863         62,863
         Sundry                                              812             --
--------------------------------------------------------------------------------

                                                     $    76,418    $    63,037
================================================================================


LIABILITIES
     CURRENT
         Accounts payable and accrued liabilities    $     6,661    $        --
         Due to related party                                 --            252
         Due to shareholder (note 3)                      56,152             --
--------------------------------------------------------------------------------

                                                          62,813            252
--------------------------------------------------------------------------------

SHAREHOLDER'S DEFICIENCY

      CAPITAL STOCK (note 4)                              67,863         62,863

      (DEFICIT) - Statement II                           (54,258)           (78)
--------------------------------------------------------------------------------

                                                          13,605         62,785
--------------------------------------------------------------------------------

                                                     $    76,418    $    63,037
================================================================================




ON BEHALF OF THE BOARD:

_______________________________   DIRECTOR

_______________________________   DIRECTOR


{SEE ACCOMPANYING NOTES.}                                                 Page 2

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AEC, I, INC.                                                        STATEMENT II
INTERIM STATEMENT OF SHAREHOLDER'S DEFICIENCY AND COMPREHENSIVE LOSS
For the nine month period ended March 31, 2003
(Unaudited)
--------------------------------------------------------------------------------
(Stated in United States dollars)
                                       COMMON SHARES    DEFICIT       TOTAL
--------------------------------------------------------------------------------


BALANCE, JULY 1, 2001

      ISSUANCE OF COMMON SHARES        $    62,863   $        --    $    62,863

      NET LOSS FOR THE PERIOD                   --           (78)           (78)

--------------------------------------------------------------------------------
BALANCE JUNE 30, 2002                       62,863           (78)        62,789

      ISSUANCE OF COMMON SHARES              5,000            --          5,000
       FOR SERVICE

      NET LOSS FOR THE PERIOD                   --       (54,180)        54,180
--------------------------------------------------------------------------------

BALANCE, MARCH 31, 2003                $    67,863   $   (54,258)   $    13,609
================================================================================


{SEE ACCOMPANYING NOTES.}                                                 Page 3

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AEC, I, INC.                                                        STATEMENT II
INTERIM STATEMENT OF OPERATIONS
For the nine month period ended March 31, 2003
(Unaudited)
--------------------------------------------------------------------------------
(Stated in United States dollars)                MARCH 31            JUNE 30
                                                   2003               2002
--------------------------------------------------------------------------------


REVENUE                                       $          --       $          --


EXPENSES
      Bank Charges                                      181                  78
      Office and General                              8,320                  --
      Professional fees                              45,536                  --
      Amortization                                      143                  --
--------------------------------------------------------------------------------

                                                    (54,180)                (78)
--------------------------------------------------------------------------------

NET (LOSS) FOR THE PERIOD                     $     (54,180)      $         (78)
================================================================================

BASIC NET LOSS PER SHARE                      $           0       $           0


WEIGHTED AVERAGE NUMBER                         104,870,715          67,583,744
 OF COMMON SHARES OUTSTANDING


{SEE ACCOMPANYING NOTES.}                                                 Page 4

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AEC, I, INC.
NOTES TO THE INTERIM FINANCIAL STATEMENTS
March 31, 2003
(Unaudited)
--------------------------------------------------------------------------------
(Stated in United States dollars)

NATURE OF BUSINESS
------------------

The Company was incorporated on March 22, 2000, in Wilmington, Delaware, U.S.A. and commenced active business operations on October 26, 2001. The company changed its name from Alternative Energy Corporation to AEC, I, INC. on March 4, 2003.


1.     ACCOUNTING POLICIES
       -------------------

       FOREIGN CURRENCY TRANSLATION

       The Company's reporting currency is the United States dollar because the Company is a United States corporation and it is trading publicly in the United States. The statements of operations are translated into United States dollars using the average exchange rate for the year. The balance sheets are translated into United States dollars using the year-end exchange rate.

        PATENTS AND TECHNOLOGY

        Patents and technology are stated at cost. The company is currently not amortizing these assets.

        ACCOUNTING ESTIMATES

        The preparation of financial statements in conformity with the United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from these estimates.


2.      DUE FROM RELATED PARTY
        ----------------------

        The amounts due from Environmental Products Group Inc. are non-interest bearing, unsecured, with no fixed terms of repayment.


3.      DUE TO SHAREHOLDER
        ------------------

        These amounts due to a related party, who is part of the management team and a significant shareholder, are non-interest bearing, unsecured, and due upon demand.

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AEC, I, INC.
NOTES TO THE INTERIM FINANCIAL STATEMENTS
March 31, 2003
(Unaudited)
--------------------------------------------------------------------------------
(Stated in United States dollars)


4.     CAPITAL STOCK
       -------------

       The number of outstanding shares of the Company as at March 31, 2003 is computed as follows:

       Outstanding shares as at June 30, 2002                        99,870,715

       Shares issued in exchange for services                         5,000,000
       -------------------------------------------------------------------------
       BALANCE AS AT MARCH 31, 2003                                 104,870,715
       -------------------------------------------------------------------------

       The Company's authorized stock consists of 150,000,000 shares of common stock with a par value of $0.001.


5.     STATEMENT OF CASH FLOWS
       -----------------------

        A statement of cash flows has not been presented as it would not provide any additional meaningful information.


6.      FAIR VALUE OF FINANCIAL ASSETS AND FINANCIAL LIABILITIES
        --------------------------------------------------------

        FINANCIAL INSTRUMENTS

        The following table details the carrying amounts and estimated fair values of the Company's financial instruments at March 31, 2003 and June 30, 2002. The estimated fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than a forced or liquidation sale. These estimates, although based on the relevant market information about the financial instrument, are subjective in nature and involve uncertainties and matters of significant judgement and, therefore, cannot be determined with precision.

        Changes in assumptions could significantly affect the estimates.

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AEC, I, INC.
NOTES TO THE INTERIM FINANCIAL STATEMENTS
March 31, 2003
(Unaudited)
--------------------------------------------------------------------------------
(Stated in United States dollars)                   CARRYING AMOUNTS  FAIR VALUE
                                                          2003           2003
--------------------------------------------------------------------------------

FINANCIAL ASSETS
         Cash                                         $    3,385     $    3,385
         Due from related party                            9,358          9,358
         Patents and technology                           62,863         62,863
         Capital assets                                      812            812


FINANCIAL LIABILITIES
         Accounts payable and accrued liabilities     $    6,661     $    6,661
         Due to shareholders                              56,152         56,152

--------------------------------------------------------------------------------
                                                    CARRYING AMOUNTS  FAIR VALUE
                                                          2002           2002
--------------------------------------------------------------------------------

FINANCIAL ASSETS
         Cash                                         $      174     $      174
         Patents and technology                           62,863         62,863


FINANCIAL LIABILITIES
         Due to related party                         $      252     $      252

The following methods and assumptions were used to estimate the fair value of each class of financial instruments.

(i)     BANK ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

        The carrying amounts approximate fair value because of the short term to maturity of these instruments.

(ii)    CAPITAL ASSETS, PATENTS AND TECHNOLOGY

        The carrying amounts approximate fair value because of the sale of the patent and technology at the beginning of the next fiscal period.

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AEC, I, INC.
NOTES TO THE INTERIM FINANCIAL STATEMENTS
March 31, 2003
(Unaudited)
--------------------------------------------------------------------------------
(Stated in United States dollars)


7.      BASIC NET LOSS PER SHARES
        -------------------------

        Basic net loss per share figures are calculated using the weighted average number of common shares outstanding computed on a daily basis.


8.      SUBSEQUENT EVENTS
        -----------------

        On April 1, 2003, the company sold its Patents and Technology to COI Solutions Inc. for a controlling interest in COI Solutions Inc.